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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report  (Date of earliest event reported)  August 8, 2000





                            HIGHLAND BANCORP, INC.
            (Exact name of Registrant as specified in its charter)

                        Commission file number: 0-29668
               Delaware                                   95-4654552
    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                  Identification Number)



               601 South Glenoaks Boulevard
               Burbank, California                           91502
               (Address of principal executive office)     (Zip Code)


      Registrant's telephone number, including area code: (818) 848-4265
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Item 5.  Other Events
On August 8, 2000, the shareholders of Highland Bancorp, Inc. (the "Company") approved and adopted the Agreement and Plan of Merger with Jackson Federal Bank, pursuant to which Jackson will acquire Highland for cash price of $25.45 per share. The Company also issued a news release announcing the shareholder approval, which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
(C) Exhibits

Exhibit
Number        Description of Exhibit
99.1          News release dated August 8, 2000 announcing shareholder
              approval of merger with Jackson Federal Bank



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HIGHLAND BANCORP; INC.
                                           ----------------------

Date:  August 9, 2000                      /s/ STEPHEN D. COOPER
---------------------                      -------------------------------
                                           Stephen D. Cooper, Senior Vice
                                           President and Controller
                                           (Chief Accounting Officer)